UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2005

Feldman Mall Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-118246	13-4284187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3225 North Central Avenue, Suite 1205 Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 602-277-5559

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On November 10, 2005, Feldman Mall Properties, Inc. (the “Company”) held a conference call to discuss the financial results of the Company for the third quarter ended September 30, 2005. A copy of the transcript of the call is attached as Exhibit 99.1. The transcript has been selectively edited to facilitate the understanding of information communicated during the conference call.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Transcript from third quarter ended September 30, 2005 earnings conference call held on November 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FELDMAN MALL PROPERTIES, INC.

Date: November 21, 2005	By:	/s/ Thomas Wirth

Thomas Wirth
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript from third quarter ended September 30, 2005 earnings conference call held on November 10, 2005.